------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) March 28, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-4, Mortgage Pass-Through Certificates, Series 2002-6).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-64654                95-4596514
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On March 28, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and
Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-6.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2002 and the Prospectus Supplement dated March 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-6.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP I

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

California                     314           $ 132,673,963.91          44.23%
Colorado                        40           $  17,528,790.41           5.84%
Florida                         27           $  11,657,891.60           3.89%
Georgia                         16           $   7,129,317.56           2.38%
Maryland                        15           $   6,034,137.21           2.01%
Massachusetts                   16           $   7,047,222.00           2.35%
New Jersey                      31           $  12,448,325.93           4.15%
New York                        39           $  16,604,523.59           5.53%
Texas                           26           $  10,874,640.45           3.62%
Virginia                        22           $   8,519,484.08           2.84%
Washington                      19           $   7,753,960.00           2.58%
Other (less than 2%)           134           $  61,720,831.79          20.57%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%

----------
(1) The Other row in the preceding table includes 29 other states with under 2.00% concentrations individually. No more than approximately 0.843% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Full/Alternative                97           $  44,979,224.27          14.99%
No Income                       55           $  22,036,749.12           7.35%
Reduced                        547           $ 232,977,115.14          77.66%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                        6           $   3,030,389.65           1.01%
Hi-rise Condo                    1           $     400,000.00           0.13%
Low-rise Condo                  14           $   5,470,385.78           1.82%
PUD                            195           $  85,053,452.82          28.35%
Single Family Residence        483           $ 206,038,860.28          68.68%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
       6.250                     1           $     498,569.31           0.17%
       6.375                     2           $     688,455.07           0.23%
       6.500                     7           $   3,272,782.93           1.09%
       6.625                     9           $   3,217,061.02           1.07%
       6.750                    36           $  15,045,466.42           5.02%
       6.875                    96           $  42,802,218.98          14.27%
       7.000                    84           $  35,671,264.52          11.89%
       7.125                    81           $  34,208,666.43          11.40%
       7.250                   100           $  41,737,363.27          13.91%
       7.375                    67           $  29,877,137.10           9.96%
       7.500                    64           $  28,011,643.51           9.34%
       7.625                    15           $   6,701,825.82           2.23%
       7.750                    32           $  13,159,519.65           4.39%
       7.875                    27           $  11,879,988.80           3.96%
       8.000                    15           $   6,786,230.45           2.26%
       8.125                     7           $   2,766,514.00           0.92%
       8.250                     6           $   3,383,093.08           1.13%
       8.375                     4           $   1,746,765.61           0.58%
       8.500                    14           $   4,972,956.47           1.66%
       8.625                    10           $   4,142,681.19           1.38%
       8.750                     5           $   1,984,478.07           0.66%
       8.875                     7           $   3,336,965.46           1.11%
       9.000                     3           $   1,064,850.00           0.35%
       9.250                     3           $   1,326,422.20           0.44%
       9.375                     1           $     396,150.00           0.13%
       9.500                     3           $   1,314,019.17           0.44%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.338% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.353% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinanced            102           $  46,352,135.50          15.45%
Purchase                       374           $ 155,813,436.66          51.94%
Rate/Term Refinanced           223           $  97,827,516.37          32.61%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 and Below                 38           $  16,470,979.02           5.49%
50.01 to 55.00                  18           $   8,944,187.08           2.98%
55.01 to 60.00                  43           $  20,577,924.66           6.86%
60.01 to 65.00                  31           $  14,973,671.34           4.99%
65.01 to 70.00                  66           $  29,960,429.59           9.99%
70.01 to 75.00                  79           $  37,163,716.27          12.39%
75.01 to 80.00                 314           $ 132,487,164.39          44.16%
80.01 to 85.00                  16           $   6,456,532.94           2.15%
85.01 to 90.00                  50           $  17,479,011.24           5.83%
90.01 to 95.00                  44           $  15,479,472.00           5.16%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.96%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Investment                       5           $   1,764,232.83           0.59%
Owner Occupied                 689           $ 295,964,983.17          98.66%
Second/Vacation Home             5           $   2,263,872.53           0.75%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

  $300,001 -   $350,000        176           $  57,952,279.91          19.32%
  $350,001 -   $400,000        228           $  85,864,586.77          28.62%
  $400,001 -   $450,000         79           $  33,647,979.60          11.22%
  $450,001 -   $500,000         66           $  31,460,529.57          10.49%
  $500,001 -   $550,000         55           $  28,813,441.39           9.60%
  $550,001 -   $600,000         33           $  19,168,764.64           6.39%
  $600,001 -   $650,000         47           $  29,897,803.94           9.97%
  $650,001 -   $700,000          1           $     670,000.00           0.22%
  $700,001 -   $750,000          2           $   1,466,397.63           0.49%
  $750,001 - $1,000,000         11           $   9,894,953.71           3.30%
$1,000,001 - $1,500,000          1           $   1,156,351.37           0.39%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $429,175.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

        360                    555           $ 235,915,599.80          78.64%
        359                     69           $  30,752,968.86          10.25%
        358                     27           $  12,099,066.87           4.03%
        357                     31           $  14,243,510.80           4.75%
        356                      9           $   3,862,711.85           1.29%
        355                      2           $     715,548.13           0.24%
        337                      1           $     587,131.28           0.20%
        240                      4           $   1,448,928.00           0.48%
        208                      1           $     367,622.94           0.12%
                          -----------------------------------------------------
                               699           $ 299,993,088.53         100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

California                      371          $ 155,989,387.62        100.00%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) No more than approximately 2.065% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

CLUES Plus                       2           $     810,000.00          0.52%
Full/Alternative                55           $  23,281,758.67         14.93%
No Income                       28           $  10,572,805.64          6.78%
Reduced                        285           $ 120,890,223.31         77.50%
Streamline                       1           $     434,600.00          0.28%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                         6          $   3,517,467.68          2.25%
Low-rise Condo                   20          $   7,431,856.66          4.76%
PUD                              81          $  34,145,920.93         21.89%
Single Family Residence         264          $ 110,894,142.35         71.09%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
       6.500                      1          $     365,167.17          0.23%
       6.750                      3          $   1,502,050.00          0.96%
       6.875                     16          $   6,781,695.55          4.35%
       7.000                     59          $  25,204,394.03         16.16%
       7.125                     49          $  19,810,848.77         12.70%
       7.250                     53          $  23,217,944.59         14.88%
       7.375                     41          $  17,938,548.74         11.50%
       7.500                     44          $  19,351,396.65         12.41%
       7.625                     22          $   8,864,736.14          5.68%
       7.750                     19          $   8,325,636.92          5.34%
       7.875                     17          $   7,018,348.64          4.50%
       8.000                      8          $   3,329,010.03          2.13%
       8.125                      6          $   2,388,902.11          1.53%
       8.250                      3          $   1,131,923.46          0.73%
       8.375                      4          $   1,338,367.39          0.86%
       8.500                     10          $   3,892,368.14          2.50%
       8.625                      4          $   1,537,423.83          0.99%
       8.750                      1          $     315,000.00          0.20%
       9.000                      5          $   1,610,289.07          1.03%
       9.125                      2          $     708,053.00          0.45%
       9.250                      1          $     384,550.54          0.25%
       9.375                      1          $     312,482.85          0.20%
       9.625                      1          $     304,000.00          0.19%
       9.750                      1          $     356,250.00          0.23%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.433% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.447% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinanced              66          $  28,122,460.33         18.03%
Purchase                        229          $  93,696,367.66         60.07%
Rate/Term Refinanced             76          $  34,170,559.63         21.91%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 and below                  15          $   7,375,852.23          4.73%
50.01 to 55.00                    8          $   4,599,565.74          2.95%
55.01 to 60.00                   13          $   5,817,712.91          3.73%
60.01 to 65.00                   17          $   8,016,090.20          5.14%
65.01 to 70.00                   38          $  17,787,567.35         11.40%
70.01 to 75.00                   41          $  17,452,657.57         11.19%
75.01 to 80.00                  172          $  71,204,014.41         45.65%
80.01 to 85.00                    4          $   1,273,759.87          0.82%
85.01 to 90.00                   46          $  16,515,676.55         10.59%
90.01 to 95.00                   17          $   5,946,490.79          3.81%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 75.09%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.

                               Occupancy Type(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
Investment                        6          $   2,977,904.45          1.91%
Owner Occupied                  363          $ 152,067,983.17         97.49%
Second/Vacation Home              2          $     943,500.00          0.60%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
  $300,001 -  $350,000          101          $  33,143,242.55         21.25%
  $350,001 -  $400,000          125          $  47,246,584.72         30.29%
  $400,001 -  $450,000           41          $  17,545,928.89         11.25%
  $450,001 -  $500,000           41          $  19,513,117.87         12.51%
  $500,001 -  $550,000           17          $   8,852,181.87          5.67%
  $550,001 -  $600,000           16          $   9,251,162.90          5.93%
  $600,001 -  $650,000           25          $  16,113,854.67         10.33%
  $700,001 -  $750,000            1          $     747,500.00          0.48%
  $750,001- $1,000,000            3          $   2,486,814.15          1.59%
$1,000,001- $1,500,000            1          $   1,089,000.00          0.70%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $420,457.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
          360                   277          $ 117,455,591.00         75.30%
          359                    40          $  17,489,728.48         11.21%
          358                    22          $   8,855,019.14          5.68%
          357                     8          $   3,139,728.20          2.01%
          356                     9          $   3,441,917.45          2.21%
          355                     4          $   1,498,193.20          0.96%
          354                     4          $   1,620,980.70          1.04%
          353                     1          $     308,942.04          0.20%
          352                     1          $     338,683.38          0.22%
          350                     2          $     625,436.86          0.40%
          347                     1          $     365,167.17          0.23%
          240                     2          $     850,000.00          0.54%
                        -------------------------------------------------------
                                371          $ 155,989,387.62        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 359 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated: April 11, 2002



                                       5